CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.33

Amended and Restated Collaboration and Commercialization Agreement

This Amended and Restated Collaboration and Commercialization Agreement

(the “Agreement”) is made as of December 31, 2025 (the “Amended Effective Date”) by and between Senseonics Incorporated, a Delaware corporation (“Senseonics”), with its principal office and place of business at 20451 Seneca Meadows Parkway • Germantown, MD 20876-7005, and Ascensia Diabetes Care Holdings AG, a Swiss company (“Ascensia” or “ADC”) with its principal office and place of business at Peter Merian-Strasse 90, 4052 Basel, Switzerland (each of Senseonics and Ascensia, a “Party” and together, the “Parties”). The Parties acknowledge and agree that, effective as of the Amended Effective Date, this Agreement amends, restates, supersedes and replaces in its entirety that certain Collaboration and Commercialization Agreement, dated August 9, 2020, between Senseonics and ADC, as amended and supplemented to date (the “Prior Agreement”), and all rights and obligations of the Parties under the Prior Agreement are hereby terminated as of the Amended Effective Date and shall not survive the Amended Effective Date notwithstanding anything to the contrary in the Prior Agreement apart from Sections 3.2, 4.1-4.3 (solely to the extent payments accrued but remain unpaid as of the effective date of termination), 4.5, 6, 7.4, 7.5, and 8 which shall survive the expiration or termination of the Prior Agreement, and this Agreement constitutes the sole and entire agreement of the Parties with respect to its subject matter after the Amended Effective Date.

1.	CERTAIN DEFINITIONS.

1.1“Affiliate” means, with respect to any Party, another entity or person which directly or indirectly, is controlled by, or controls, or is under common control with, such Party, where, for purposes of this definition, the term “control” means ownership, directly or indirectly, of 50% or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or 50% or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity, or if such level of ownership or control is prohibited in any country, any entity owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.
1.2	“Apps” means the mobile applications offered by Senseonics in connection with the Products.
1.3“Asset Purchase Agreement” means that certain Master Asset Purchase Agreement, dated as of the date hereof, among Senseonics, Senseonics Holdings, Inc., and Ascensia.
1.4“Confidential Information” means any confidential or proprietary information of a Party disclosed to the other Party or generated in the course of this Agreement, including inventions, know-how, works of authorship, software, data, software tools, designs, schematics, plans or other information relating to any work in process, future development, engineering, manufacturing, marketing or business plan, or financial or personnel matters relating to either Party, its present or future products, sales, suppliers, customers,

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

employees, investors or business.
1.5“Country Closing” means for each applicable country the Italy Closing, the German Closing, the Sweden Closing and the Spain Closing as defined in the Asset Purchase Agreement.
1.6“Data” means the data collected by Senseonics through customers’ use of the Products and the Apps, as set forth in that certain Data Processing Agreement and Joint Controllership Agreement currently in effect between the Parties (collectively, the “Data Agreements”)

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

1.7	“Field” means implantable sensors for continuously monitoring glucose in humans with diabetes.
1.8	“First Close” shall mean the Initial Closing as that phrase is defined in the Asset Purchase Agreement.
1.9“First Closing Territory” means after the First Close under the Asset Purchase Agreement, worldwide, except for (a) the United States of America and its territories; (b) countries in which rights to distribute certain Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to Roche Diabetes Care GmbH and Roche Diagnostics International AG (together, “Roche”) pursuant to that certain Distribution Agreement, dated May 24, 2016 between Senseonics and Roche, as amended (“Roche Agreement”); (c) the Scandinavian countries in which rights to distribute certain Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to Rubin Medical AB (“Rubin”) pursuant to that certain Distribution Agreement, dated September 14, 2015, between Senseonics and Rubin Medical AB (“Rubin Medical Agreement”); and (d) the country in which rights to distribute the Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to DYN Diagnostics pursuant to that certain Distribution Agreement, dated March 22, 2019, between Senseonics and DYN Diagnostics (“DYN” and such agreement, the “DYN Agreement”).
1.10“Intellectual Property Rights” means any and all rights in and to discoveries, concepts, ideas, technical information, developments, specifications, methods, drawings, designs, flow charts, diagrams, models, formulae, procedures, processes, schematics, specifications, algorithms, apparatus, inventions, ideas, know-how, materials, techniques, methodologies, modifications, improvements, works of authorship, data (whether or not protectable under patent, copyright, trade secrecy or similar laws), patents, utility models, registered and unregistered designs, including mask works, copyrights, trade secrets, design history, manufacturing documentation, and any other form of protection afforded by law to inventions, models, designs, works of authorship, databases or technical information, and applications and registrations with respect thereto.
1.11“Pre-Closing Territory” means worldwide, except for (a) countries in which rights to distribute certain Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to Roche pursuant to the Roche Agreement; (b) the Scandinavian countries in which rights to distribute certain Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to Rubin pursuant to the Rubin Medical Agreement; and (c) the country in which rights to distribute the Products in the Field have been granted, as of the Prior Effective Date, by Senseonics to DYN pursuant to the DYN Agreement (collectively, (a) through (c) referred to as the “Pre-Closing Excluded Territories”).
1.12	“Prior Effective Date” means August 9, 2020.
1.13“Products” means the following Senseonics proprietary products currently marketed under the brand “Eversense”, for which Senseonics has received regulatory approval for use in the Field during the Term, including any improved versions thereof for which Senseonics receives regulatory approval during the Term: (a) Eversense® CGM System (90-day product) (“90-day Product”); (b) Eversense® XL CGM System (180-day product outside the US) (“Eversense XL”); (c) Eversense XL 2.0 (“180-day Product”); and (d) extended Eversense 365-day product [***] (“365-day Product”), as each is more fully described in Exhibit B.
1.14“Quality Agreement” means that certain Quality Agreement, dated June 21, 2021, between the Parties and which sets forth, among other things, the quality control and quality assurance terms for the Products.
1.15“Specifications” means, with respect to each Product, the specifications for such Product, on file with Senseonics and with any amendments thereto to be provided to Ascensia promptly after such amendments.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

1.16“Tender Agreement” shall mean any agreement between Ascensia and a third party for the Supply of Products in the Field in the Territory.
1.17	“Territory” means the Pre-Closing Territory and the First Closing Territory, as applicable.
1.18“Third Party” means any entity or person other than Senseonics, Ascensia and their respective Affiliates.
1.19“Transition Services Agreement” means that certain Transition Services Agreement, to be entered into between the Parties prior to first applicable Country Closing.
2.	PERFORMANCE OBLIGATIONS

2.1Collaboration. The Parties intend to collaborate and work together as further set out in this Agreement to provide the Eversense® system to patients in the applicable Territory. As further set out in this Agreement, Senseonics will be responsible for Product development and clinical work and have all responsibility for manufacturing, and Ascensia will have primary responsibility, pursuant to the Transition Services Agreement, for sales and marketing of the Products in the applicable Territory. In exercising these roles, the Parties will collaborate and use commercially reasonable efforts to fulfill its respective obligations hereunder. The Parties acknowledge that certain costs incurred by Ascensia are being paid by Senseonics under the Transition Services Agreement as set forth in that Agreement.
2.2	Purchase Orders.
(a)Purchase Orders. Ascensia shall make all purchases hereunder by submitting to Senseonics monthly firm purchase orders (each, a “Purchase Order”), specifying the types of Product ordered, quantities of Product, information on addresses to which the Products should be shipped, and any other categories of information as mutually agreed by the Parties. Senseonics shall accept or reject each Purchase Order in writing within [***] after its receipt of such Purchase Order; provided, however, that no Purchase Order that is within the Forecast may be rejected by Senseonics if such rejection would reasonably be expected to result in Ascensia failing to satisfy its obligations under the Transition Services Agreement.

Each Purchase Order accepted by Senseonics shall be deemed an “Accepted Order”. Any Purchase Order that is not accepted or rejected in writing within [***] after Senseonics’ receipt of such Purchase Order shall be deemed accepted by Senseonics.

(b)	Omitted.
(c)Delivery and Shipping Terms. Accepted Orders will be binding on both Parties. The Purchase Order will specify a single delivery date for such order to be delivered, but will in no event be a date sooner than [***] from the Purchase Order date. Senseonics is responsible for transportation costs of shipping the Products to the packaging facilities in the European Union. If Senseonics is unable to deliver the Products of an Accepted Order on the scheduled delivery date, and Ascensia requests in writing (including by e-mail) that Senseonics deliver such Products on an expedited basis, Senseonics will use expedited delivery services, at its own costs, to deliver the Products. Ascensia or its designee shall be the importer of record and will be responsible for obtaining all distribution licenses for the Products in the Territory. The Parties shall reasonably cooperate with, and assist each other in, all aspects of the shipment, importation, and delivery process. Detailed shipping terms, including Incoterms, are set forth in Exhibit K.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

(d)Separate Contracts. Each Accepted Order will constitute a separate contract for the supply of Ordered Product on the terms of this Agreement (and excluding all other terms and conditions including any set out or referred to in any Accepted Order), and the terms of this Agreement shall be incorporated by reference in all Accepted Orders. In the event of a conflict between an Accepted Order and the terms of this Agreement, the terms of this Agreement shall govern unless the Parties’ intent to alter the terms of this Agreement is expressly set forth in such Accepted Order.
2.3	Supply.
(a)Performance. Senseonics shall manufacture and supply the Products in such quantities of the Products as ordered by Ascensia pursuant to one (1) or more Accepted Orders in accordance with this Agreement, in exchange for the Consideration set forth in Section 4 below. Senseonics shall perform its activities in accordance with all applicable laws and regulations, this Agreement, and prevailing professional standards and practices. Ascensia shall provide, upon request and only for use in accordance with the terms of this Agreement, Senseonics with any information that Senseonics reasonably requires to perform its obligations under this Agreement. The Parties further agree to comply with their obligations under the Quality Agreement. In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement, the provisions of this Agreement shall govern; provided, however, that the Quality Agreement shall govern with respect to quality and regulatory issues relating to the Products.
(b)Rolling Forecast. On or before the [***] of each calendar month during the Term of this Agreement, Ascensia shall provide Senseonics with a rolling monthly forecast of a good faith estimate of the quantity of Products that Ascensia plans to order during the [***] period of time or, if the Parties are approaching the end of the Term, during the [***], commencing with the following calendar month (“Forecast”). Each Forecast shall be made in good faith for budget and capacity planning purposes only and shall be non-binding on the Parties.
(c)	Omitted.
(d)Shelf Life. All Products that are sensors shall be supplied by Senseonics to Ascensia on a monthly basis in accordance with the applicable Accepted Orders and have a shelf life of no less than [***] if delivered to the United States and to the European Union; provided, however, if Ascensia provides final kitting and/or packaging, such Products shall be delivered to Ascensia’s kitting and labelling facility, or designated subcontractor, in the European Union with [***] of shelf life. The Parties acknowledge and agree that, unless otherwise agreed in writing by Ascensia, Senseonics will perform or have performed final kitting and packaging. Further, the Parties acknowledge and agree that there may be exceptional cases where certain tender obligations require a greater shelf life for Products. In such cases, the Parties will discuss and determine in good faith how to meet such requirements.
(e)Failure to Supply. Except in the event of a force majeure (as set forth in Section 9.12), if Senseonics is unable to materially fulfill its obligations to supply Products in accordance with the terms of this Agreement and the Accepted Orders, then upon written request by Ascensia, Senseonics shall, to the extent needed to cover such failure to supply, (a) supply the undelivered Products or a portion thereof using an expedited transportation mode, at Senseonics’ expense; (b) supply the undelivered Products or a portion thereof at a future date; and/or (c) provide Ascensia access to Senseonics’ suppliers of the relevant Products such that Ascensia may discuss with such suppliers the terms under which such suppliers may provide Ascensia the undelivered Products or portion thereof, and purchase the undelivered Products or portion thereof from such third-party suppliers, which terms will be communicated to Senseonics in writing prior to any such purchase from a third-party supplier. To the extent such failure to supply results in a backorder to Ascensia’s customers, such forecast will be adjusted reasonably to account for such impact . If such failure to supply continues for a period of [***], then upon Ascensia’s written request,

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Senseonics shall conduct a technology transfer for the manufacturing of the Products to Ascensia, its Affiliate or a Third Party designated by Ascensia, at Ascensia’s discretion, in a manner and in a time period sufficient to satisfy Ascensia’s then-current demand for the Products, all subject to an arrangement determined to compensate Senseonics its margin on such Products that are subject to the technology transfer. The Parties shall discuss in good faith whether such replacement supply chain is more efficient or reliable on a going-forward basis, and based on such discussions, Senseonics will determine whether to continue with such replacement supply chain, or to the extent appropriate, revert to its original supply chain provided that the conditions causing the supply failure have been removed or otherwise resolved.

2.4	Distribution
(a)Appointment and Grant of Rights to Ascensia. Subject to the terms and conditions of this Agreement, Senseonics hereby appoints Ascensia as Senseonics’ exclusive distributor of the Products in the Field in the Pre-Closing Territory until the First Close. Subject to the terms and conditions of this Agreement, Senseonics hereby appoints Ascensia as Senseonics’ non-exclusive distributor of the Products in the Field in the First Closing Territory until this Agreement is terminated or expires; provided, however, that after a given Country Closing Ascensia’s right to distribute Products in the Field in a country for which a Country Closing has occurred shall be limited to Tender Agreements in effect as of the time of the Country Closing that have not been assigned to Senseonics until the time upon which such Tender Agreement has been assigned to Senseonics. Subject to the payment obligations herein, as well as any limitations, obligations, and exceptions set forth in this Agreement, Senseonics hereby grants to Ascensia (i) the non-exclusive, non-transferable right (but not obligation) to purchase all of Ascensia’s requirements of the Products in the applicable Territory from Senseonics, (ii) the non-exclusive, non-transferable, right to market, offer to sell, sell, and distribute the Products (including any software embedded therein, solely as and to the extent embedded in the Products and in no event on a standalone basis) to any customer in the applicable Territory solely for use by such customer in the applicable Territory in the Field, subject to each such customer’s execution of an agreement with Ascensia, which will include, at a minimum, customary representations, warranties, covenants and indemnities and the terms of the Product warranty in accordance with Exhibit E, and (iii) a non-exclusive, non-transferable, revocable, right and license to make available the Apps or provide a link to download the Apps through a third-party app store to customers in connection with the Products for use in the Field in the applicable Territory, subject to each such customer’s agreement to Senseonics’ standard end user agreement and provided, that after a given Country Closing Ascensia’s rights as set forth above in a country for which a Country Closing has occurred shall be limited to exercising those rights solely to fulfill its obligations under Tender Agreements in effect as of the time of the Country Closing that have not been assigned to Senseonics until the Tender Agreement has been assigned to Senseonics. Ascensia hereby accepts such appointment and agrees to use commercially reasonable efforts to distribute and sell the Products in the Field in the applicable Territory, during the Term.
(b)Senseonics Rights. Notwithstanding Section 2.4(a), Senseonics shall have the right, but not obligation, to market, offer to sell, sell, and distribute Products in the Territory.
(c)Pricing. The current minimum price for the sale of the Products by Ascensia to customers as of the Amended Effective Date shall continue for the Term of this Agreement, unless either [***].
(d)Restrictions. Ascensia shall not intentionally or knowingly advertise, market, promote, sell, deliver, tender, solicit or fill orders for Product to or for customers outside the applicable Territory, within or outside the Field. Ascensia shall make reasonable efforts to share leads and other prospective

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

customer information for such customers outside the applicable Territory and/or Field with Senseonics from time to time. Except as otherwise expressly permitted under this Agreement, Ascensia shall not itself, or permit others to, modify, adapt, alter, reverse engineer or disassemble Product or create derivative works from the Product. Ascensia shall not remove, alter, or obscure in any way any proprietary rights notices of Senseonics (including patent markings, copyrights, trademarks or other attributions to Senseonics) or any batch, lot or registration numbers on or within any Product, sample or documentation provided by Senseonics to Ascensia.

(e)	Omitted.
(f)Promotional Material. Senseonics will have the right to review and approve, key advertising, sales information, literature and other promotional materials pertaining to Products (“Promotional Material”) developed after the Amended Effective Date prior to use or dissemination by Ascensia in the Territory. Senseonics shall complete its review of such Promotional Material within [***] after receipt. Ascensia shall be solely responsible, at its expense, for developing, producing, translating (as necessary) and maintaining an adequate inventory of current Promotional Material approved by Senseonics. Any such Promotional Materials will conform to Senseonics’ branding guidelines as reasonably provided or otherwise made available by Senseonics. Notwithstanding the foregoing, any Promotional Materials that are in use by Ascensia in the Territory as of the Amended Effective Date and have been previously approved by Senseonics (if and to the extent such approval was required under the Prior Agreement) may continue to be used by Ascensia without further review or approval by Senseonics, so long as they remain accurate, compliant with applicable law and consistent with this Agreement. Senseonics will provide to Ascensia at regular intervals a copy of Senseonics’ then-current available printed and online marketing materials in English applicable to the Products and Apps for use in the Field, at no cost to Ascensia. Senseonics will reasonably cooperate with Ascensia on the promotion and marketing of the Products in the Territory in accordance with any mutually agreed marketing plans. Subject to the terms of this Agreement, Senseonics hereby grants to Ascensia a non-exclusive, non-sublicensable (except to Affiliates engaged in the promotion of Products at the direction of Ascensia), non-transferable license under copyrights used by Senseonics in the Territory with respect to the promotion of the Products, including registrations and applications for registration thereof, to use, copy, display and distribute the Promotional Materials.
(g)Warranties. The Products shall be covered by Senseonics’ warranty set forth in Exhibit E, and any breach by Senseonics of such warranty shall be handled in accordance with the terms of Exhibit

E. For purposes of clarity, warranty Products shall be shipped in accordance with the distribution channel established for the specific country. Senseonics shall be responsible for carrier costs, shipping and handling charges in connection with shipping of replacement Products. Ascensia shall not make or publish any representations, warranties, statements or guarantees concerning Products, including concerning the features, performance or functionality of the Product, that are inconsistent with, or that alter, change, enlarge, limit, or otherwise modify any statements, representations or warranties contained in Exhibit E or the approved Promotional Material, unless authorized in writing in advance by Senseonics. Any warranty given or representation or statement made by Ascensia with respect to Product that is inconsistent with, or that alters, changes, enlarges, limits, or otherwise modifies any statements, representations or warranties contained in Exhibit E or the approved Promotional Material or that is not authorized in writing in advance by Senseonics (“Unauthorized Warranty”) shall be void and unenforceable against Senseonics, and Ascensia shall indemnify and hold Senseonics harmless from any liability, loss, damage, expense or claim (including court costs and attorneys’ fees) of any nature arising from or related to any such Unauthorized Warranty.

(h)	Omitted.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

(i)Packaging and Labeling. Unless otherwise agreed to in writing between the Parties, Senseonics shall be responsible for packaging the Products in accordance with the Specifications therefor, and all outer packaging used for transportation of the Products shall be of sufficient quality and type to protect such Products from reasonably anticipated risks during shipment from the origin to Ascensia’s initial designated destination. Senseonics shall be responsible for all labeling of the Products in accordance with Senseonics’ standard company practices and for the control of such labels and label modification processes and documentation, provided that Ascensia shall be responsible for providing Senseonics all Territory-specific labeling specifications for the Product necessary for sale of the Product in the Territory. Such responsibilities of the Parties shall be carried out in full compliance with applicable laws; provided that if Ascensia performs any labeling in connection with any Ascensia product or application related to the Product or Apps, then in no event shall Senseonics assume any liability for such labeling performed solely by Ascensia. Labeling will be conducted under Article 16 (1(a)) of the European Union Medical Device Regulation with such responsibilities set forth in the Quality Agreement.
(j)Training. Senseonics will provide to Ascensia, at no additional cost to Ascensia, initial and ongoing Product and program training support as reasonably necessary, as determined by Ascensia, and as mutually agreed by the Parties (including with respect to the scope, format, and timing) to enable Ascensia’s training staff to provide training to its sales, clinical, and marketing personnel.
(k)Support. Ascensia agrees to provide support to customers in the First Closing Territory as set forth in the Transition Services Agreement. Notwithstanding anything to the contrary in this Agreement, Ascensia shall have no obligation or duty to provide any services or support other than those expressly provided in the Transition Services Agreement and this Agreement shall in no way expand the scope or nature of the services provided by Ascensia under the Transition Services Agreement.
2.5	Omitted.
2.6	Omitted.
2.7Regulatory Compliance. In performing its obligations hereunder each Party shall comply with all applicable federal, state, municipal, or local laws, rules, regulations, orders, decisions or permits of any relevant jurisdiction relating to matters including, but not limited to foreign corrupt practices, employment, safety, health, environmental standards and requirements, non-discrimination, equal employment opportunity, import/export and privacy protection. For greater certainty, in performing its obligations hereunder, Ascensia shall not make any payments to a government official. Ascensia shall not be responsible for regulatory approvals for the Products. Without limiting any of the foregoing, at all times during the Term, Ascensia shall comply with all requirements of all regulatory approvals applicable to the distribution of the Products. During the Term, Ascensia shall keep Senseonics informed of the regulatory requirements in each country in the Territory and shall promptly notify Senseonics in writing, and provide a copy to Senseonics, of any correspondence, reports, or other communication with respect to Product submitted to or received from any regulatory authority in the Territory. Each Party shall immediately notify the other Party in writing if such Party suffers the loss or impairment of any license, permit or other authorization required for Ascensia to import the Products into the Territory or to distribute, market, promote or sell the Products in any country in the Territory or to otherwise perform obligations under this Agreement.
3.	OWNERSHIP

3.1Use of Trademarks. Subject to the terms of this Agreement, Senseonics hereby grants to Ascensia a non-exclusive, non-sublicensable (except to Affiliates engaged in the promotion of Products at the direction

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

of Ascensia), non-transferable authorization to use the name and trademark, SENSEONICS, and other

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

trademarks, service marks, trade dress, and/or logos which are owned by, or licensed or assigned to, Senseonics (“Senseonics Marks”) as agreed upon in advance by Senseonics, solely to promote Products in a manner consistent with this Agreement and solely in accordance with Senseonics’ branding guidelines. Except as set forth in the preceding sentence, Ascensia shall not have, assert or acquire any right, title or interest in or to any Senseonics Marks or any goodwill related thereto. To the extent Ascensia requires use of a Senseonics Mark after the Amended Effective Date that has not already been approved by Senseonics, Ascensia shall provide Senseonics with a sample of each proposed use of Senseonics Marks and shall obtain Senseonics’ approval of such sample prior its use. Ascensia shall use the Senseonics Marks in the form provided and in conformance with any trademark usage policies provided, from time to time, by Senseonics to Ascensia; provided that Ascensia may affix secondary labels or indices on the Products it distributes to identify it as the distributors of the Products so long as such labels do not cover and are not inconsistent with the Senseonics Marks. Ascensia shall not adopt, use, or attempt to register any trademarks or trade names that are confusingly similar to the Senseonics Marks or use the Senseonics Marks in such a way as to create combination marks with the Senseonics Marks.

3.2Ownership of Intellectual Property Rights. As between the Parties, subject to the terms of this Agreement, each Party will own all intellectual property that is owned or controlled by such Party prior to the Prior Effective Date or that is developed outside of the scope of this Agreement without the use of the Confidential Information of the other Party, as well as any and all modifications, enhancements, and improvements thereto, regardless of the inventorship thereof (“Background IP”). Without limiting the foregoing, any inventions first made or conceived of on or after the Prior Effective Date of the Agreement that are directly related to the Products or Apps, or the components or uses thereof, and any Intellectual Property Rights therein (collectively, “Product IP”), shall be owned solely by Senseonics, regardless of the inventorship thereof. In connection with the foregoing, Ascensia hereby assigns and agrees to assign all right, title, and interest in and to such Product IP to Senseonics. With respect to any other inventions first made or conceived of on or after the Prior Effective Date solely by Ascensia, solely by Senseonics, or jointly by the Parties, after the Prior Effective Date of the Agreement that are not Product IP, and are not improvements to either Party’s Background IP, ownership of such inventions, and any Intellectual Property Rights therein, shall be determined in accordance with U.S. rules of intellectual property ownership or inventorship. For clarity, any inventions so determined to be owned jointly by Senseonics and Ascensia will not require a duty of accounting to the other Party or obligation to obtain consent from the other Party for the licensing or exploitation thereof. The Parties shall negotiate in good faith and enter into a separate agreement relating to any such jointly owned intellectual property, which agreement will set forth the Parties’ understandings with respect to prosecution, enforcement, and such other matters agreed to by the Parties with respect to such jointly owned intellectual property.
3.3Data. Subject to payment of applicable fees, costs and amounts to be agreed for the work required to make the Data available, Senseonics agrees to grant to Ascensia certain rights in and to the Data, as set forth in the Data Agreements currently in effect between the Parties, solely to the extent allowable by applicable laws, including the U.S. Health Insurance Portability and Accountability Act, the E.U. GDPR, and other applicable laws and regulations. The Parties will enter into any necessary data processing agreements to enable such sharing of Data. The Parties further acknowledge and agree to enter into any new data processing agreements as required after the First Close and/or a given Country Closing to ensure the contemplated data exchanges under this Agreement.
3.4Reservation of Rights. Except for the rights expressly provided in this Agreement, no other rights are granted by Senseonics to Ascensia.
3.5Notification. Each Party shall promptly notify the other Party if it becomes aware of any claim alleging infringement, misappropriation or misuse of the Senseonics Marks, copyrights, patents or other proprietary rights applicable to the Products by any Third Party.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

4.	PAYMENTS.

4.1	Consideration.
4.1.1The consideration for Products to be paid to Senseonics shall be determined by the revenue sharing formula (if applicable) and the other provisions set forth on Exhibit F-1 (the “Consideration”). Ascensia shall be responsible for paying Senseonics all amounts set forth on Exhibit F-1, based on a tiered global revenue sharing structure of Net Sales. For purposes of this Agreement, “Net Sales” means gross invoiced sales for the Products, less normal and customary sales deductions and allowances as calculated under Generally Accepted Accounting Principles in the US (“US GAAP”), as adjusted below. Normal and customary sales deductions and allowances deducted to determine Net Sales for purposes of determining consideration shall include the following: prompt pay cash discounts, returns and allowances, customer (strategic fulfillment partner) rebates, distributor allowances, and chargebacks for government or statutory payments.
4.2Payments. Ascensia will be responsible for invoicing customers and collecting fees for the Products from customers. Within [***] following the end of each month during the Term and within [***] following the expiration or earlier termination of this Agreement, Ascensia will transmit to Senseonics a statement reporting the fees due to Senseonics for the immediately-preceding calendar month in accordance with Section 4.4. Each such statement shall be transmitted together with remittance of the applicable fees due pursuant to this Section 4. All amounts payable under this Section 4 shall be paid in Euros by check or by wire transfer to a bank account specified in writing by Senseonics. Within [***] following each quarter during the Term prior to January 1, 2026, the amounts owed to Senseonics during such quarter that were initially determined and based Exhibit F-1 will be adjusted upwards or downwards, as the case may be, based on credits from pricing Products below the current minimum price , warranty claims (as allowed by Exhibit E), chargebacks, rebates, and operational costs and charges between the Parties, such as kitting or other provision of additional products or services from one Party to the other (such difference being the “True-Up Amount”). Ascensia shall provide Senseonics with a “True Up” statement that sets forth the calculation of the True Up Amount for such quarter (the “True Up Statement”). Senseonics shall have the right to dispute any such True Up Statement and related True Up Amount, and the Parties shall exchange information in good faith and attempt to promptly resolve any such dispute using good faith negotiations prior to resolution of such dispute in accordance with the dispute resolution provisions in Section 9.11. Such True Up Statement shall be transmitted together with remittance of the True Up Amount set forth in the True Up Statement. For the avoidance of doubt there shall be no True-Up Amounts calculated for 2026 and any subsequent year during the Term and the last True-Up shall settle out such charges (e.g., overpayments or underpayments) for fiscal year 2025.
4.3Taxes. Unless otherwise provided on the Purchase Order, in addition to the amounts stated above, Senseonics shall pay costs for all sales, use, value-added or excise taxes, assessments or other charges, including customs duties and fees attributable to the sale of the Product. In the event Ascensia pays any such fees, taxes, or charges, Ascensia shall promptly invoice Senseonics for the same pursuant to the Transition Services Agreement.
4.4	Omitted.
4.5Records. Ascensia shall keep complete and accurate business and accounting records pertaining to inventories, sales and uses of Product in sufficient detail to permit Senseonics to confirm Ascensia’s compliance with this Agreement and to allow Ascensia to meet its reporting requirements hereunder. Senseonics shall keep complete and accurate business and accounting records pertaining to manufacture, sale, and shipping of Products to Ascensia under this Agreement, to allow Senseonics to meet its reporting requirements hereunder. Each Party shall maintain their respective records for a period of at least [***] after

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

the calendar year to which they apply, or such longer period as is set out in the Quality Agreement. Each Party shall provide the other Party with copies of such records within [***] of any written request by the other Party. Without limiting the foregoing, Ascensia shall also keep records of Products shipped, quantity, serial or lot number and consignee for all Product sales for purposes of traceability and recall. Ascensia shall maintain these records for a period of at least [***] from the date of delivery of Product to Ascensia, or such longer period as is set out in the Quality Agreement.
4.6	Inspection. Inspections shall be provided for in the Quality Agreement.
5.	REPRESENTATIONS AND WARRANTIES; COVENANTS

5.1By Ascensia. Ascensia hereby represents and warrants to Senseonics, as of the Amended Effective Date, as follows:
(a)Ascensia is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly licensed (as applicable) and has the qualifications, the experience and the ability to properly perform its obligations under this Agreement.
(b)Ascensia does not employ, contract with, or retain any person directly or indirectly to perform Ascensia’s obligations under this Agreement if such person is (i) debarred by either the U.S. Food and Drug Administration under 21 U.S.C. § 335(a) or any equivalent law or regulation in the Territory, or

(ii) disqualified as described in 21 C.F.R. § 812.119, or any equivalent law or regulation in the Territory.

(c)Ascensia has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; Ascensia has taken all necessary authorized action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on Ascensia’s behalf and constitutes a legal, valid and binding obligation that is enforceable against Ascensia in accordance with its terms.
(d)Ascensia’s execution, delivery and performance of this Agreement shall not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.
(e)All necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by Ascensia in connection with this Agreement have been obtained, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, or operations of Ascensia or on the collaboration contemplated under this Agreement.
(f)There is no litigation pending or, to Ascensia’s knowledge without having made an independent investigation, threatened against Ascensia or any of its Affiliates with respect to the transactions and activities contemplated by this Agreement, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, or operations of Ascensia or on the collaboration contemplated under this Agreement.
5.2By Senseonics. Senseonics hereby represents and warrants to Ascensia, as of the Amended Effective Date, as follows:

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(a)Senseonics is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly licensed (as applicable) and has the qualifications, the experience and the ability to properly perform its obligations under this Agreement.
(b)Senseonics does not employ, contract with, or retain any person directly or indirectly to perform Senseonics’ obligations under this Agreement if such person is (i) debarred by either the U.S. Food and Drug Administration under 21 U.S.C. § 335(a) or any equivalent law or regulation in the Territory, or

(ii) disqualified as described in 21 C.F.R. § 812.119, or any equivalent law or regulation in the Territory.

(c)Senseonics has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; Senseonics has taken all necessary authorized action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on Senseonics’ behalf and constitutes a legal, valid and binding obligation that is enforceable against Senseonics in accordance with its terms.
(d)Senseonics’ execution, delivery and performance of this Agreement shall not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.
(e)All necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by Senseonics in connection with this Agreement have been obtained, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, or operations of Senseonics or Ascensia’s distribution of the Products or on the collaboration contemplated under this Agreement.
(f)There is no litigation pending or, to Senseonics’ knowledge without having made an independent investigation, threatened against Senseonics or any of its Affiliates with respect to the transactions and activities contemplated by this Agreement, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, or operations of Senseonics or Ascensia’s distribution of the Products or on the collaboration contemplated under this Agreement.
(g)All Products manufactured and supplied by or on behalf of Senseonics under this Agreement, at the time of release for delivery hereunder, (i) shall be conveyed with good and clear title, and (ii) shall not be subject to Third Party encumbrances.
(h)Senseonics shall manufacture or have manufactured the Products supplied by or on behalf of Senseonics under this Agreement using properly qualified personnel and in compliance with all applicable laws.
5.3Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.2 OR THE PRODUCT WARRANTY SET FORTH IN EXHIBIT E, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUALITY AND NON-INFRINGEMENT, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.
5.4	Covenants.

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(a)	Omitted.
(b)Compliance with Laws. The Parties acknowledges that the Products and other materials made available to Ascensia by Senseonics hereunder may be subject to the export administration regulations of the United States Department of Commerce and other governmental regulations related to the export of technical data and equipment and products in the Territory. Each Party agrees to comply with all applicable laws and regulations in the Territory in connection with the distribution of the Products and performance of this Agreement. Each Party also agrees that it will comply with the requirements of the U.S. Foreign Corrupt Practices Act (“FCPA”), as amended from time to time, and any other applicable laws relating to bribery and corruption, and will refrain from making any payments to Third Parties that would cause the other Party to violate the FCPA or such other applicable laws.
(c)Debarment. Each Party covenants to the other Party that it shall not during the Term employ, contract with, or retain any person directly or indirectly to perform Ascensia’s obligations under this Agreement if such person is (i) debarred by either the U.S. Food and Drug Administration under 21

U.S.C. § 335(a) or any equivalent law or regulation in the Territory, or (ii) disqualified as described in 21

C.F.R. § 812.119, or any equivalent law or regulation in the Territory. If a Party becomes aware of the debarment or disqualification of any person or entity performing, directly or indirectly, any of such Party’s obligations under this Agreement, such Party agrees to notify the other Party immediately.

6.	Indemnification And Liability
6.1Indemnification by Ascensia. Ascensia shall indemnify and hold harmless Senseonics and its Affiliates, and their respective directors, employees, consultants and agents (the “Senseonics Indemnified Parties”) from and against any and all liabilities, losses, damages, costs, and other expenses (including attorneys’ and expert witnesses’ costs and fees) awarded to a Third Party (or agreed to in a settlement with the Third Party by the indemnifying Party) (“Losses”) incurred by the Senseonics Indemnified Parties (or any of them) as a result of any claim, demand, action or proceeding by any Third Party (a “Claim”) to the extent arising from or relating to (i) any material breach of any representation, warranty, or covenant set forth in Section 5, (ii) the misappropriation by Ascensia or its Affiliates of any personally identifiable data of a Third Party in connection with the use or distribution of the Products or (iii) any intentional misconduct or negligence by Ascensia or any of its employees, agents, or subcontractors; except to the extent such Losses result from any matter set forth in Section 6.2 for which Senseonics is obligated to indemnify the Ascensia Indemnified Parties.
6.2Indemnification by Senseonics. Senseonics shall indemnify and hold harmless Ascensia and its Affiliates, and their respective directors, employees, consultants and agents (the “Ascensia Indemnified Parties”) from and against any Losses incurred by the Ascensia Indemnified Parties (or any of them) as a result of any Claim to the extent arising from or relating to (i) any material breach of any representation, warranty, or covenant set forth in Section 5, (ii) any intentional misconduct or negligence by Senseonics or any of its employees, agents, or subcontractors, (iii) any product liability claim for injury or death of a person as a result of a material defect in the Products, (iv) use of the Senseonics Marks by Ascensia, as authorized herein, (v) the misappropriation by Senseonics or its Affiliates of any personally identifiable data of a Third Party in connection with the use of the Products, or (vi) the infringement by the Products of any Intellectual Property Rights of a Third Party, excluding infringement arising from (A) use of a Product in combination with equipment or software not supplied by Senseonics where such Product would not itself be infringing, or (B) modifications of a Product by anyone other than Senseonics without Senseonics’ prior written approval; except to the extent such Losses result from any matter set forth in Section 6.1 for which Ascensia is obligated to indemnify the Senseonics Indemnified Parties.

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6.3Indemnification Procedures. In the event of any Claim for which any Party seeking indemnification (the “Indemnified Party”) is or may be entitled to indemnification hereunder, the Indemnified Party may, at its option, require the indemnifying Party (“Indemnifying Party”) to defend such Claim at the Indemnifying Party’s sole expense. The Indemnified Party will have the right to participate in such defense and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party. The Indemnified Party will reasonably cooperate with the Indemnifying Party in such defense (including making documents and records available for review and making persons within its control available for pertinent testimony), provided that the Indemnifying Party shall reimburse the Indemnified Party for all of its reasonable out-of-pocket expenses. The Indemnifying Party may not agree to settle any such Claim without the Indemnified Party’s express prior written consent, not to be unreasonably withheld.
6.4Failure to Defend or Settle. If the Indemnifying Party fails or wrongfully refuses to defend or settle any Claims, then the Indemnified Party shall, upon written notice to the Indemnifying Party, have the right to defend or settle (and control the defense of) such Claims. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense and settlement of such Claims, and shall pay, as they become due, all costs, damages, and reasonable legal fees incurred therefore.
6.5Liability. EXCEPT WITH RESPECT TO LIABILITY ARISING FROM (A) A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS, (B) A PARTY’S INDEMNIFICATION OBLIGATIONS,

(C) A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (D) MISAPPROPRIATION BY A PARTY OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS (COLLECTIVELY, “EXCLUDED LIABILITY”), IN NO EVENT WILL EITHER OF THE PARTIES BE LIABLE TO THE OTHER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGES OR LOSS OF PROFITS IN RELATION TO, OR ARISING OUT OF THE OPERATION OR TERMINATION OF THIS AGREEMENT.

EXCEPT WITH RESPECT TO EXCLUDED LIABILITY, EACH PARTY’S LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT, REGARDLESS OF THE CAUSE OF ACTION, IS LIMITED TO THE TOTAL AMOUNTS PAID OR PAYABLE BY ASCENSIA TO SENSEONICS DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING SUCH CLAIM; PROVIDED THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO LIMIT ANY PRODUCT LIABILITY CLAIMS FOR DEATH OR INJURY TO PERSON.

7.	TERM; TERMINATION

7.1Term. This Agreement shall begin on the Amended Effective Date and, unless terminated sooner as provided in Section 7.2 below, shall end on the later to occur of: (a) January 1, 2027; (b) assignment of all Tender Agreements relating to the Product to Senseonics; or (c) Poland and Switzerland are wound down in accordance with the wind down plan mutually agreed to by the Parties (the “Term”).
7.2Termination for Convenience. Either Party may terminate this Agreement if the Transition Services Agreement is terminated for any reason by providing the other Party at least [***] prior notice.
7.3For Cause. Each Party shall have the right to terminate this Agreement, effective immediately, upon written notice to the other Party, if at any time the other Party has materially breached any of its obligations hereunder and has not cured such breach within [***] of receipt of written notice of such breach.
7.4	Change of Control. Ascensia shall have the right to terminate this Agreement, effective upon [***] prior written notice, in the event a Third Party acquires, in one (1) or a series of transactions, at

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

least [***] of the outstanding voting common stock or equity of Senseonics and/or all or substantially all of the business assets of Senseonics to which this Agreement relates.

7.5Bankruptcy. Each Party shall have the right to terminate this Agreement upon written notice to the other Party upon the bankruptcy, dissolution or winding up of such other Party, or the making or seeking to make or arrange an assignment for the benefit of creditors of such other Party, or the initiation of proceedings in voluntary or involuntary bankruptcy, or the appointment of a receiver or trustee of such other Party’s property, that is not discharged within [***].
7.6Effects of Termination. Upon expiration of the Term or earlier termination of this Agreement, all rights and obligations of the Parties under this Agreement will terminate, except as expressly provided in this Section 7.6 and Section 7.7. Ascensia shall perform an orderly wind-down of its distribution activities under this Agreement, and shall provide, in a prompt and timely manner, all cooperation and assistance to Senseonics, and undertake all actions as are required or reasonably requested by Senseonics, to facilitate the smooth transition of Ascensia’s obligations hereunder to Senseonics or to Senseonics’ Affiliate, distributor or other designee and to enable Senseonics or its designee to assume, with as little disruption as possible, the promotion, marketing, import, sale and distribution of Products in the Territory. Thereafter, Ascensia shall (a) cease all further activities related to the Products, including all promotion, marketing, distribution and sales of the Products in the Territory, (b) cease all further use of, and promptly collect and return or, at Senseonics’ request, destroy to collect and return or destroy, all documents containing Senseonics Marks or Confidential Information of Senseonics, all Promotional Material, and other Product-related sales or sales training materials; provided, however, Ascensia may retain one (1) copy of the Confidential Information of Senseonics for its legal files for the sole purpose of determining its obligations hereunder and for purposes of exercising any rights that survive expiration or termination hereunder, and

(c) pay any and all amounts due and payable to Senseonics under this Agreement, provided, however, Senseonics will not be liable to Ascensia for any other amounts except as expressly set forth herein. In addition, upon expiration of the Term or earlier termination of this Agreement, Senseonics shall promptly collect and return or, at Ascensia’s request, destroy, all Confidential Information of Ascensia then in its possession; provided, however, that Senseonics shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder and for purposes of exercising any rights that survive expiration or termination hereunder.

7.7Liability on Termination. Each Party understands that the rights of termination or expiration hereunder are absolute. Without limiting the generality of the foregoing, each Party acknowledges and agrees that the other Party has no obligation to agree to or approve any renewal or extension of this Agreement, and that it has no basis for expecting, and has received no assurance, that its business relationship with the other Party will continue beyond the Term. Neither Party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement by such Party or any expiration hereof which complies with the terms of the Agreement, whether or not such Party is aware of any such damage, loss or expenses. In particular, without in any way limiting the foregoing, neither Party shall be entitled to any damages on account of prospective profits or anticipated sales, and Ascensia agrees that it has no basis for expecting, and has received no assurance, that any investment by Ascensia in the promotion of the Products will be recovered. Ascensia further agrees to waive the benefit of any law or regulation, if any, providing compensation to Ascensia arising from the termination or failure to renew this Agreement and Ascensia hereby represents and warrants that such waiver is irrevocable and enforceable by Senseonics.
7.8Survival. Sections 1, 3.2, 3.4, 4.1-4.3 (solely to the extent payments accrued but remain unpaid as of the effective date of termination), 4.5, 6, 7.3, 7.6, 7.7, 8, and 9 shall survive the expiration or termination of this Agreement.

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8.	CONFIDENTIAL INFORMATION

8.1Confidentiality Obligations. Each Party shall at all times, and notwithstanding any termination or expiration of this Agreement, hold in confidence and not disclose to any Third Party Confidential Information of the other Party, except as approved in writing by the other Party to this Agreement, and shall use the Confidential Information for no purpose other than the performance of this Agreement and the purposes expressly permitted by this Agreement. Each Party shall only permit access to Confidential Information of the other Party to those of its employees, consultants, agents, contractors, Affiliates, and attorneys having a need to know and who are bound in writing prior to disclosure by confidentiality obligations at least as restrictive as those contained herein. The obligations in this Section 8 shall terminate [***] from the date of expiration or termination of this Agreement in accordance with Section 7. Notwithstanding the foregoing, Ascensia may not share any Confidential Information relating to Senseonics’ technology, intellectual property, internal processes, or development plans with a portfolio company of [***] or with any other partner, member, director, officer, retired partners, member, director, officer, or stockholder of such portfolio company of [***], except for a partner or member of [***] who is involved in the monitoring of the activities under this Agreement. For the avoidance of doubt, the foregoing does not restrict ADC or its Affiliates from engaging in any business activities, operations, products, or services, provided such activities do not use or rely on Senseonics Confidential Information.
8.2Exceptions to Confidentiality Obligations. A Party’s obligations under this Agreement with respect to any portion of the other Party’s Confidential Information shall terminate when the Party that is subject to such obligations can document in writing that such information: (a) entered the public domain through no fault of such Party; (b) it was in such Party’s possession free of any obligation of confidence at the time it was communicated to such Party by the other Party; (c) it was rightfully communicated to such Party free of any obligation of confidence subsequent to the time it was communicated to such Party by the other Party; or (d) it was developed by employees or agents of such Party independently of and without reference to any information communicated to such Party by the other Party.
8.3Authorized Disclosure. Notwithstanding anything to the contrary, a Party shall not be in violation of Section 8.1 with regard to a disclosure of the other Party’s Confidential Information that is in response to a valid order by a court or other governmental body or necessary to comply with applicable law (including applicable securities laws) or governmental regulations, provided that if such Party is required to make any such disclosure of the other Party’s Confidential Information it shall to the extent practicable give reasonable advance notice to the other Party of such disclosure requirement in order to permit the other Party to seek confidential treatment of or to limit the Confidential Information required to be disclosed, and shall reasonably cooperate with the other Party in objecting to or limiting such disclosure or obtaining confidential treatment thereof.
9.	MISCELLANEOUS

9.1Assignment. Neither Party has the right to assign its rights or delegate its obligations under the Agreement without the prior written consent of the other Party, except that each Party may assign its rights and delegate its obligations under the Agreement without such consent to an Affiliate (other than a portfolio company of [***] that is not otherwise a subsidiary or parent of Ascensia) of such Party or in connection with the transfer or sale to a Third Party of all or substantially all of the business of such Party to which the Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Notwithstanding the foregoing, any permitted assignment hereunder shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.

9.2Relationship of the Parties. It is expressly agreed that Senseonics and Ascensia shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency of any kind. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.
9.3Amendment. Unless otherwise provided herein, this Agreement may not be changed, waived, discharged, or terminated orally, but instead only by a written document that is signed by the duly authorized officers of both Parties.
9.4Waiver. No failure or delay by either Party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial waiver thereof include any other or further exercise thereof or the exercise of any other right, power, or privilege.
9.5Severability. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement and this Agreement shall be interpreted and construed as if such provision had never been contained herein.
9.6Notices. All notices and statements to be given (which shall be in writing) and all payments to be made hereunder (other than payments required to be wired) shall be given or made at the respective addresses of the Parties as set forth above, unless notification of a change of address is given in writing. All notices, payments (other than wired payments) and statements to be made hereunder shall be mailed by certified or registered mail, return receipt requested, or sent by overnight courier, or by facsimile or other electronic means. Any notice given pursuant to this Agreement by mail shall be considered effective [***] after mailing. Any notice sent by overnight courier shall be considered effective one day after mailing. The date of transmission of any notice sent by electronic means shall be deemed to be the date the notice or statement is transmitted.
9.7Construction. The section headings of this Agreement are inserted for ease of reference only, and shall not be used to interpret, define, construe, or describe the scope or extent of any aspect of this Agreement. Unless otherwise expressly stated, when used in this Agreement the word “including” means “including but not limited to.” Each Party represents that it has had the opportunity to participate in the preparation of this Agreement and hence the Parties agree that the rule of construction that ambiguities be resolved against the drafting Party shall not apply to this Agreement.
9.8No Third Party Beneficiaries. Unless expressly provided, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person other than Ascensia and Senseonics any rights, remedies, or other benefits under or by reason of this Agreement.
9.9Equitable Relief. Each Party acknowledges and agrees that any breaches or violations of Section 8 may cause the non-breaching Party irreparable damage for which the award of monetary damages would be inadequate. Consequently, the non-breaching Party may seek to enjoin the breaching Party from any and all acts in violation of any such provisions, which remedy shall be cumulative and not exclusive, and a Party may seek the entry of an injunction enjoining any breach or threatened breach of such provisions, in addition to any other relief to which the non-breaching Party may be entitled at law or in equity.

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9.10Governing Law and Dispute Resolution. This Agreement shall be governed by and interpreted under the laws of New York, without regard to its conflict or choice of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.
9.11Dispute Resolution. The Parties shall attempt by direct negotiation, between designated officers of the Parties, in good faith to resolve promptly any dispute arising out of or relating to this Agreement.

If the dispute has not been resolved by negotiation as detailed above, then the Parties shall endeavor to settle the dispute by binding arbitration administered by the International Centre for Dispute Resolution in accordance with its International Arbitration Rules. A single, impartial arbitrator mutually acceptable to the Parties shall conduct the arbitration.

The location of the arbitration shall be in New York, New York. As a condition of appointment of the arbitrator, said arbitrator shall agree to use her/his best efforts to conclude the proceeding within [***]. Said arbitrator shall further have the authority to limit the volume of evidence and documents to be submitted by the Parties. The Parties shall bear the costs of arbitration equally and shall bear their own expenses, including professional fees. The arbitrator’s decision shall be binding, final and non-appealable (absent manifest error). Any court having jurisdiction thereof may enter judgment upon the award rendered by the arbitrator. This Section 9.11, however, shall not be construed to limit or to preclude either Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate. The arbitration proceeding will be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by applicable laws, including without limitation United States securities laws, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by applicable laws.

Notwithstanding anything to the contrary herein, the above procedures shall not apply to any disagreements relating to setting Revenue Targets, Marketing Fund spending and U.S. sales force coverage for each Fiscal Year as set forth in Section 2.4(h), or Intellectual Property Rights, which disputes shall be resolved in the state and federal courts located in New York, New York. The Parties hereby irrevocably submit to the jurisdiction of the state and federal courts located in New York, New York for all such disputes.

9.12Force Majeure. Neither Party shall be liable to the other for any failure or delay in the performance of any of its obligations under this Agreement arising out of any event or circumstance beyond its reasonable control, including war, rebellion, terrorism, civil commotion, strikes, lock-outs or industrial disputes; fire, explosion, earthquake, acts of God, flood, drought, or bad weather; pandemics, epidemics, or requisitioning or other act or order by any government, council, or constituted body. If such failure or delay occurs, then the affected Party shall give the other Party notice of the circumstances causing such failure or delay, and such Party shall be excused from the performance of such of its obligations that it is thereby disabled from performing for so long as it is disabled and for [***] thereafter; provided, however, that such affected Party commences and continues to take reasonable and diligent actions to cure such failure or delay. Notwithstanding the foregoing, if a Party is disabled from the performance of any material obligation under this Agreement for a period of [***] or more, then the other Party shall have the right to terminate this Agreement upon written notice to the other Party, in which event the provisions of Section 7.3 shall apply.
9.13Attorneys’ Fees. If any claim, action, or dispute arises between the Parties with respect to any matter covered by this Agreement that leads to a proceeding before a court of competent jurisdiction to resolve such claim, the Prevailing Party in such proceeding shall be entitled to receive from the other Party its reasonable

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

attorneys’ fees, expert witness fees, court costs and other out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief that it may be awarded. For purposes of this Section 9.13, the term “Prevailing Party” means that Party in whose favor any monetary or equitable award is made or in whose favor any dispute is resolved, regardless of any settlement offers.

9.14Publicity. Each Party shall have the right to issue from time to time press releases that disclose the relationship of the Parties under this Agreement upon the agreement of the Parties, which agreement shall not be unreasonably withheld, delayed, or conditioned. Any press releases that are to be issued by either Party shall be in a form and substance as may be mutually agreed upon by the Parties. Notwithstanding the foregoing, each Party shall have the right to issue press releases concerning this Agreement without the consent of the other Party solely to the extent necessary to comply with applicable securities laws, provided that such Party shall use reasonable efforts to provide prior notice to the other Party and consult with the other Party with respect to such press releases.
9.15English Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the Parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be made in the English language.
9.16Entire Agreement. This Agreement includes all exhibits attached hereto (and along with the Quality Agreement, the Transition Services Agreement and the Asset Purchase Agreement) constitutes the entire Agreement by and between the Parties as to the subject matter hereof. Except for the Quality Agreement, the Transition Services Agreement and the Asset Purchase Agreement, which shall each remain in effect, this Agreement supersedes and replaces in its entirety all prior agreements, understandings, letters of intent, and memoranda of understanding by and between the Parties hereto, in either written or oral form. No amendment or modification of this Agreement shall be valid unless set forth in writing referencing this Agreement and executed by authorized representatives of both Parties.
9.17Counterparts. Each Party may execute this Agreement using a handwritten, electronic, or digital signature, in one or more counterparts, which may be exchanged via paper, fax or email (i.e., PDF format) when signed, each of which will be deemed an original, and all of such counterparts shall together constitute one and the same instrument.
9.18Non-Disparagement. The Parties agree that any and all communications to customers and any and all publications, press releases, public statements, social media posts, marketing materials, or other external communications shall be conducted in a professional manner and shall not, directly or indirectly, in any way, publicly or privately, disparage, call into disrepute, defame, slander, libel, or otherwise make or publish any statement or remark, whether written or oral, that could reasonably be expected to damage the reputation, business interests, products, services, officers, directors, employees, agents, or affiliates of the other Party.
9.19Non-Solicitation of Customers. Until December 31, 2026, neither Ascensia nor any Affiliate shall, directly or indirectly, individually or in partnership or otherwise jointly or in concert with any other person,

(i) knowingly or intentionally induce or attempt to induce any current Senseonics customer to reduce its business with Senseonics or to terminate its relationship with Senseonics, or (ii) use any Senseonics Confidential Information or using any other information obtained by Ascensia or any Affiliate in its performance under the Prior Agreement, this Agreement or the Transition Services Agreement to compete with Senseonics, provided, however, that general sales and marketing efforts not specifically targeted at a current Senseonics customer shall not be a violation of clause (i) of this Section. For purposes of clarity, this Section does not limit or otherwise negate the obligations in Section 8 relating to Senseonics Confidential information.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

[Signature Page Follows]

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

In Witness Whereof, the Parties hereto have this day caused this Agreement to be executed by their duly authorized officers.

Senseonics, Incorporated

By: /s/ Timothy Goodnow
Name: Timothy T. Goodnow

Title: President & Chief Executive Officer

Ascensia Diabetes Care Holdings AG

(two signatories required)

By: /s/ Koichiro Sato  Name: Koichiro Sato

Title: Chief Executive Officer

Ascensia Diabetes Care Holdings AG

(two signatories required)

By: /s/ Marieke Jansen

Name: Marieke Jansen
Title: General Counsel

[Signature Page to Collaboration and Commercialization Agreement]

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit A Omitted.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

exhibit B Products

a.	Eversense® CGM System (90day system) – FDA approved June 2018
o	[***]

b.	Eversense® XL CGM System (180day system) – CE marked Nov 2017
o	[***]
c.	Eversense® XL 2.0 CGM System (180day system) –
a.	[***]

d.	New Rome 1–based sensor CGM System (365day system)
a.	[***]

e.	New Rome 2–based sensor CGM System (365day system)
a.	[***]

E

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit C Omitted.

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit D

Roles and Responsibilities

[***]

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit E Product Warranty

[***]

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit F-1

Consideration Table

[***]

Exhibit F-2 Omitted

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit G Omitted

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit H

OMITTED

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

exhibit I Omitted

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

exhibit J Omitted

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

Exhibit K

OMITTED.

1